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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K/A
                              CURRENT REPORT
                              Amendment No. 1

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  November 15, 1996
                                                  _________________

                         _________________________



                  PERMA-FIX ENVIRONMENTAL SERVICES, INC.
            (Exact name of registrant as specified in Charter)



      Delaware               1-11596                  58-1954497
  (State or other          (Commission          (I.R.S. Employer
   jurisdiction)            File Number)         Identification
                                                  Number)


1940 Northwest 67th Place, Gainesville, Florida    32653
(Address of principal executive office)          (Zip Code)



                                    N/A
        Former name or former address, if changed since last report



                              (352) 373-4200
                      (Registrant's telephone number)


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
Item 7.   Financial Statements and Exhibits

     (a) and (b)    Financial Statements and Pro Forma Financial
                    Statements are not applicable.

     (c)            Exhibits

     (16)           Letter regarding change in certifying
                    accountants

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  November 21, 1996.

                              PERMA-FIX ENVIRONMENTAL
                              SERVICES, INC.


                              By:  /s/ Louis F. Centofanti
                                 _______________________________
                                 Dr. Louis F. Centofanti
                                 Chairman of the Board,
                                 Chief Executive Officer
                                 and President



                              By:  /s/ Richard T. Kelecy
                                 _______________________________
                                 Richard T. Kelecy
                                 Chief Financial Officer







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